UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

 _________________________

Till Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-37402	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Crawford House 50 Cedar Avenue Hamilton, HM11, Bermuda
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (208) 635-5415

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☒

Item 7.01	Regulation FD Disclosure.

Till Capital Ltd. (“we” or the “Company”) transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”). We are filing this Current Report on Form 8-K to amend our unaudited interim condensed consolidated financial statements for (i) the three months ended March 31, 2016, (ii) the three and six months ended June 30, 2016 and (iii) the three and nine months ended September 30, 2016 (collectively, the “2016 Interim Financial Statements”), to reflect the Company’s transition to U.S. GAAP. The original 2016 Interim Financial Statements were filed on Form 6-K on May 24, 2016, August 12, 2016 and November 14, 2016, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2016 Interim Financial Statement. The amended 2016 Interim Financial Statements attached hereto as Exhibit 99.1, Exhibit 99.4 and Exhibit 99.7 supersede the original 2016 Interim Financial Statements.

The information disclosed under this Item 7.01, including Exhibit 99.1, Exhibit 99.4 and Exhibit 99.7 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Interim Condensed Consolidated Financial Statements (unaudited) for the three months ended March 31, 2016
99.2	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended March 31, 2016 - CEO
99.3	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended March 31, 2016 - CFO
99.4	Interim Condensed Consolidated Financial Statements (unaudited) for the three and six months ended June 30, 2016
99.5	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended June 30, 2016 - CEO
99.6	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended June 30, 2016 - CFO
99.7	Interim Condensed Consolidated Financial Statements (unaudited) for the three and nine months ended September 30, 2016
99.8	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended September 30, 2016 - CEO
99.9	Form 52-109F2R Certification of Refiled Interim Filings, for the interim period ended September 30, 2016 - CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILL CAPITAL LTD.

Date: April 28, 2017	/s/ Brian P. Lupien
Brian P. Lupien
Chief Financial Officer